EXCEL TECHNOLOGY, INC.
                               41 Research Way
                           E. Setauket, NY 11733

                        ..............................

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 6, 2006

                        ..............................

     Notice is hereby given that the Annual Meeting of Stockholders of Excel Technology, Inc. (the "Company") will be held at the offices of Excel Technology, Inc., 41 Research Way, East Setauket, New York 11733, on December 6, 2006, at 10:00 A.M. EST, for the following purposes:

  1. To elect a Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified;

  2. To ratify the selection of KPMG LLP to serve as independent registered public accounting firm for the year ending December 31, 2006; and

  3.  To ratify and approve the 2006 Stock Option / Stock Issuance Plan;

  4. To ratify and approve the Excel Technology, Inc. 2006 Annual Incentive Compensation Plan for Key Executives; and

  5. To transact such other business as may properly be presented for action at the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on November 3, 2006 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.

     Holders of a majority of the outstanding shares must be present in person or by proxy in order for the meeting to be held. Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying proxy in the enclosed postage-paid envelope. The giving of such proxy will not affect your right to revoke such proxy before it is exercised or to vote in person should you later decide to attend the meeting.

     All stockholders are cordially invited to attend the meeting.

                                      By Order of the Board of Directors

                                      /s/  J. Donald Hill
                                      ...................................
                                      J. Donald Hill,
                                      Chairman of the Board

November 8, 2006

          IT IS IMPORTANT THAT THE ENCLOSED PROXY FORM BE COMPLETED
                         AND RETURNED PROMPTLY.


                         EXCEL TECHNOLOGY, INC.
                            41 Research Way
                         E. Setauket, NY 11733
                      .............................

                            PROXY STATEMENT
       ANNUAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 6, 2006

                      .............................

                 SOLICITATION AND REVOCATION OF PROXIES

     This statement is furnished in connection with the solicitation by the Board of Directors of Excel Technology, Inc., a Delaware corporation (the "Company"), of proxies to be voted at the Annual Meeting of the Stockholders of the Company to be held on December 6, 2006, at 10:00 A.M. EST, at the offices of the Company, 41 Research Way, East Setauket, New York 11733 and any adjournments thereof (the "Meeting").

     A form of proxy is enclosed for use at the Meeting. The proxy may be revoked by a stockholder at any time before it is voted by execution of a proxy bearing a later date or by written notice to the Corporate Secretary before the Meeting, and any stockholder present at the Meeting may revoke his proxy thereat and vote in person if he so desires. When such proxy is properly executed and returned, the shares it represents will be voted at the Meeting in accordance with any instructions noted thereon. If no direction is indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked prior to exercise) will be voted by the person named in the form of proxy (i) FOR the election of the nominees for directors named herein, (ii) FOR the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2006, and (iii) for the ratification and approval of the 2006 Stock Option / Stock Issuance Plan, (iv) for the ratification and approval of the Excel Technology, Inc. 2006 Annual Incentive Compensation Plan for Key Executives, and (v) in accordance with the judgment of the persons named in the proxy as to such other matters as may properly come before the Meeting.

    The cost of soliciting proxies on behalf of the Board of Directors will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by directors, officers or regular employees of the Company (who will receive no extra compensation for these services) in person or by telephone or telefax. The Company may also request brokerage houses, custodians, nominees and fiduciaries to forward these proxy materials to the beneficial owners of the Company's common stock (the "Common Stock"), and will reimburse such holders for their reasonable expenses in connection therewith. The approximate date of mailing of this proxy statement is November 8, 2006.

    Only stockholders of record at the close of business on November 3, 2006 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting. At the close of business on the Record Date, there were 12,067,196 shares of Common Stock issued and outstanding. Each share of Common Stock entitles the holder thereof to one vote. The holders of a majority of the shares of Common Stock outstanding on the Record Date and entitled to vote at the Meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes each shall be included as shares present and voting for purposes of determining whether a quorum is present at the Meeting. Each vote shall be tabulated separately. Abstentions shall be counted as votes present and entitled to be cast for purposes of determining whether a proposal has been approved. As a result, they will have the same effect as a vote against a proposal. Broker non-votes, if any, will be treated as not present or represented for purposes of determining whether stockholder approval of the matter has been obtained. Accordingly, a broker non-vote will not affect the outcome of the voting on any proposal. Other than the election of directors, which requires a plurality of the votes entitled to be cast by holders of shares represented in person or by proxy at the Meeting, each matter submitted to the stockholders requires the affirmative vote of a majority of the votes entitled to be cast by holders of shares represented in person or by proxy at the Meeting.


                             PROPOSAL NO. 1
                    NOMINATION AND ELECTION OF DIRECTORS

     Five persons, four of whom are members of the present Board of Directors, are nominees for election to hold office until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of the five nominees named below. If any nominee should refuse or be unable to serve, the shares represented by the proxies will be voted for any nominee as shall be designated by the Board of Directors to replace any such nominee. Each of the nominees named herein has consented to serve as a director if elected.

REQUIRED VOTE

     Approval of the nominees for election to the Board of Directors requires the affirmative vote of the holders of a plurality of the outstanding shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

     The Board of Directors recommends that the stockholders vote FOR the election of all nominees to the Board of Directors listed below.

     Name                    Age                  Position
     ....                    ...                  ........
     J. Donald Hill          74      Chairman of the Board of  Directors
     Antoine Dominic         45      Chief Executive Officer, President &
                                       Chief Operating Officer
     Steven Georgiev (1)     72      Director
     Ira J. Lamel (1)        59      Director
     Donald E. Weeden (1)    76      Director

(1) Member of the Audit, Compensation and Nominating Committees.

     The following information is submitted based upon information received by the Company from such persons:

     Mr. Hill has been Chairman of the Board of Directors since January 1996. He served as Chief Executive Officer of the Company from January 1996 to October 2000, President of the Company from August 1994 until February 1998, and Chief Financial Officer of the Company from January 1994 until March 1995. In addition, he was President of Quantronix Corporation ("Quantronix"), a subsidiary of the Company, from November 1992 until January 1996, and was a business consultant to Quantronix from February 1992 to November 1992. From January 1991 to October 1991, Mr. Hill was Chief Executive Officer of Medstone International, Inc., a company engaged in the manufacture, marketing and sale of shock wave therapy devices. From 1988 to 1990, he was Director of Corporate Finance at Weeden & Co., an investment firm and member of the New York Stock Exchange. Mr. Hill served as Vice Chairman of First Affiliated Securities, Inc. from 1978 to 1988, and from 1966 to 1977 he was a General Partner of Loeb, Rhoades & Company.

     Mr. Dominic has been Chief Executive Officer since October 2000 and President and Chief Operating Officer of the Company since February 1998. He served as Chief Financial Officer of the Company from March 1995 until December 26, 2004 and as a director of the Company from January 1996 through April 2004. In addition, Mr. Dominic served as President of Quantronix from January 1996 until October 2000. From June 1992 to January 1995, Mr. Dominic was Executive Vice President, Chief Financial Officer and Director of CompuDyne Corporation, a manufacturer of data acquisition equipment and access control systems, and Corcap Inc., a holding company (both are related publicly-held companies). From March 1990 to June 1992, Mr. Dominic was the Chief Financial Officer for CompuDyne Corporation and Corcap, Inc. From August 1987 to March 1990, Mr. Dominic was Chief Financial Officer of Quanta Systems Corporation, a division of CompuDyne Corporation. Mr. Dominic holds a B.S. in accounting, an M.B.A., and is a non-practicing CPA.

     Mr. Georgiev has been a director of the Company since December 1991. From 1993 to 1997, he served as Chairman and CEO of Palomar Medical Technologies, Inc. ("Palomar"), a biotechnology company. Since 1988, he has acted as a business and management consultant to several high technology companies, including EG&G, Inc., Cybernetics Products, Inc., Camber, Inc., Dynatrend, Inc. and Palomar. From 1972 to 1975, and later from 1978 to 1988, Mr. Georgiev was Chairman, President and Treasurer of Dynatrend, Inc., which specializes in providing engineering and program management services primarily to the United States Government. From 1961 to 1972, and later from 1975 to 1978, Mr. Georgiev held a variety of positions with Avco Systems, a high technology aerospace business, including Project Director - Missile Systems; Director of Engineering; Director of Advanced Programs; and Vice President - Marketing and Planning. Since 1980, Mr. Georgiev also has been involved in the start-up and subsequent development of several companies. Mr. Georgiev has a B.S. degree in engineering physics and an M.S. degree in management.

     Mr. Lamel has been a director of the Company since April 2004. He has been Executive Vice President, Chief Financial Officer and Treasurer of Hain Celestial Group since October 2001, and he has served as Corporate Secretary since January 2003. From June 1973 to September 2001, Mr. Lamel, a certified public accountant, was at Ernst & Young LLP where he served in various capacities including partner. Ernst & Young LLP served as the Company's independent registered public accounting firm for the year ended December 31, 2000, and Mr. Lamel directed the Company's audit that year. In addition, Mr. Lamel currently serves as director of Harvey Electronics, Inc., a publicly-held company engaged in the retail sale, service and custom installation of audio, video and home theater equipment.

     Mr. Weeden has been a director of the Company since May 2003. Since 1987, Mr. Weeden has been Chairman of Weeden Securities Corporation, the General Partner of Weeden & Co., L.P., a New York Stock Exchange member firm, and a member of the National Association of Securities Dealers. Over the years, Mr. Weeden has participated as an early venture investor in a number of companies involved in the semiconductor industry. Mr. Weeden graduated from Stanford University with a B.A. in economics.

Director Compensation

     The Board of Directors currently consists of five persons: J. Donald Hill, Howard S. Breslow, Steven Georgiev, Ira Lamel and Donald Weeden. On February 7, 2005, each member of the Board of Directors was granted immediately exercisable, non-incentive options to purchase 20,000 shares of Common Stock at an exercise price of $22.59 per share, the fair market value on such date.

Board Meetings

     The Board held nine meetings during the year ended December 31, 2005. Each director (during the period in which he was a director) attended at least 75% of the total number of Board meetings and meetings of all committees on which he served. Although the Company does not have a formal policy regarding attendance by the Board of Directors at the Company's Annual Meeting of Stockholders, it strongly encourages directors to attend. All except one of the members of the Company's current Board of Directors attended last year's Annual Meeting of Stockholders.

Board Committees

     Audit Committee. The Board of Directors has an Audit Committee which operates under a written charter adopted by the Board of Directors.
 The Audit Committee held four meetings during the year ended December 31, 2005. The Audit Committee is comprised of Messrs. Georgiev, Lamel, and Weeden. Mr. Georgiev, Mr. Weeden and Mr. Lamel are "independent directors" as defined under NASDAQ rules. Mr. Georgiev and Mr. Lamel are qualified as audit committee financial experts within the meaning of the SEC regulations.

     Compensation Committee. Management compensation for 2005 was determined by a Compensation Committee which met once during 2005. The Compensation Committee is comprised of Messrs. Georgiev, Lamel, and Weeden. The role of the Compensation Committee is to evaluate the performance of the Company's executive officers, and to determine and approve their compensation.

Nominating Committee. The Company did not have a Nominating Committee during 2005. On September 25, 2006, the Board of Directors appointed a Nominating Committee consisting of Messrs. Georgiev, Lamel and Weeden. The current nominees for the Board of Directors were recommended to the Board of Directors by the Nominating Committee, which had one meeting during 2006. A copy of the Nominating Committee charter can be found on the Company's website at www.exceltechinc.com.

     The Nominating Committee is responsible for (1) reviewing suggestions of candidates for director made by directors and others; (2) identifying individuals qualified to become Board members; and (3) recommending to the Board the Director nominees for the next annual meeting of stockholders. There is no difference in the manner in which a nominee is evaluated based on whether the nominee is recommended by a stockholder or otherwise.

     The Company does not have a formal policy concerning stockholder recommendations of nominees to the Board of Directors. The need for such a policy has not arisen since, to date, the Company has not received any recommendations from stockholders requesting that the Nominating Committee consider a candidate for inclusion among the Board's slate of nominees in the Company's proxy statement. The absence of such a policy does not mean, however, that a recommendation would not have been considered had one been received. The Company will consider director
candidates recommended by stockholders.   Any stockholder desiring to
make such a recommendation should send the recommendation, in writing, to the Corporate Secretary at the address of the Company set forth on the first page of this Proxy Statement, no later than the date by which stockholder proposals for action must be submitted. The recommendation should include the recommended candidate's biographical data, and should be accompanied by the candidate's written consent to nomination and to serving as a director, if elected.

     The Company's goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from business and professional experience. The Company does not have any formal rules or policies regarding minimum qualifications for nominees, but expects that its candidates be of the highest ethical character, share the values of the Company, have reputations, both personal and professional, consistent with the image and reputation of the Company, be highly accomplished in their respective field, and possess the relevant expertise and experience necessary to assist the Board and the Company to increase stockholder value.

     The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Nominating Committee decides not to re-nominate a member for re-election, the Nominating Committee will seek to identify nominees that possess the characteristics outlined above. Current members of the Board of Directors are polled for suggestions. Research also may be performed to identify qualified individuals. To date, the Company has not engaged third parties to identify, evaluate, or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if necessary.

     In evaluating director nominees, the Nominating Committee may consider the following factors:

     - the appropriate size and the diversity of the Company's Board of Directors;
     - the needs of the Company with respect to the particular talents and experience of its directors;
     - the knowledge, skills and experience of nominees, including experience in technology, business, or finance, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;
     -  familiarity with national and international business matters;
     -  experience with accounting rules and practices; and
     - the need to satisfy governance and other standards set by the SEC and NASDAQ.

     The Nominating Committee may also consider such other factors as it may deem to be in the best interests of the Company and its stockholders.

Audit Committee Report

     The Company's management is responsible for preparing the Company's financial statements, and the independent registered public accounting firm is responsible for auditing those financial statements. The Audit Committee is responsible for monitoring and reviewing these processes on behalf of the Board of Directors.

     The Audit Committee has reviewed and discussed the audited financial statements with management. Management represented to the Audit
Committee that the Company's financial statements were prepared in accordance with U.S. generally accepted accounting principles.

     The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees). In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees), and has discussed with the independent registered public accounting firm the auditors' independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the nonaudit services provided by KPMG LLP were compatible with their independence.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board subsequently approved the recommendation) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.


                                            Steven Georgiev
                                            Ira Lamel
                                            Donald Weeden

              EXECUTIVE OFFICERS AND SUBSIDIARY PRESIDENTS

     The Company's executive officers, as well as the Presidents of the Company's directly and indirectly owned subsidiaries, are listed in the table below. Information concerning such employees follows the table.

       Name              Age         Position
       ....              ...         ........

  Executive Officers
  ..................
  J. Donald Hill          74   Chairman of the Board
  Antoine Dominic         45   Chief Executive Officer,
                               President, Chief Operating Officer
  Alice Varisano          53   Chief Financial Officer

  Subsidiary Presidents
  .....................
  Greg Anderson           54   President, Control Systemation,  Inc.
  Redmond P. Aylward      55   President, Cambridge Technology, Inc.
  Reinhard Baumert        62   President, Excel Technology Europe GmbH
  Dave Clarke             44   President, Synrad, Inc.
  Laurence E. Cramer      55   President, Continuum Electro-Optics, Inc.
  Francis Dominic         48   President, The Optical Corporation and
                               President, Photo Research, Inc.
  Qiang Fu                44   President, Quantronix Corporation
  Stephen C. Graham       50   President, Control Laser Corporation
  Kuni Kobayashi          64   President, Excel Technology Japan K.K.
  Ooi Poay Chuan          52   President, Excel Technology Asia Sdn. Bhd.


     Alice Varisano, a certified public accountant, has been the Chief Financial Officer since December 27, 2004. From 1987 through 2004 she was a principal at Ernst & Young LLP where she coordinated services for many multinational public companies. Ms. Varisano holds a B.S. in Accounting and M.S. in Taxation.

     Mr. Anderson has been the President of Control Systemation, Inc., a subsidiary of the Company, since October 2000. Previously, Mr. Anderson had been with Control Laser Corporation for almost 20 years and had served in many positions within the company including Project Engineer, Mechanical Engineering Manager, Custom Systems Manager, Software Manager and as Vice President. Mr. Anderson has worked previously as Manufacturing Engineering Manager for Acme Cleveland Corporation and Plant Engineer for General Motors Corporation. Mr. Anderson holds a B.S. in Engineering and Computer Science.

     Mr. Aylward has been President of Cambridge Technology, Inc. ("Cambridge"), a subsidiary of the Company, since February 1999. He joined Cambridge as Director of Sales & Marketing in 1994, and was promoted to Vice President of Sales & Marketing in 1997. Prior to Cambridge, he worked for GenRad, Inc., where he held positions in Product Line Management, Marketing Management, Engineering Management and Design Engineering for over 18 years. Mr. Aylward holds B.S. and M.S. degrees in Electrical Engineering from Northeastern University.

     Dr. Baumert has been President of Excel Technology Europe GmbH, a subsidiary of the Company, since November 1990. From 1982 to 1985, he developed commercial laser and laser applications at Battelle
Institute/Frankfurt. In 1985, he joined Spectra Physics as Export Sales Manager. Dr. Baumert holds a Ph.D. in physics.

     Mr. Clarke has been President of Synrad, Inc. ("Synrad"), a subsidiary of the Company, since September 1998. Mr. Clarke joined Synrad in 1994 as International Sales Manager. In 1995, he became Vice President of Marketing and President of Emerald Laser, Synrad's then research and development division. Previously, Mr. Clarke worked for Optilas Ltd., a European distributor of laser technology, for eight years in various positions including General Manager. Mr. Clarke holds a B.S. degree in Applied Physics.

     Dr. Cramer has been President of Continuum Electro-Optics, Inc. ("Continuum"), a subsidiary of the Company, since October of 2002. He joined Continuum as Vice President of R&D in April of 1999 and was promoted to Executive Vice President/General Manager in June of 2001. Prior to Continuum, Dr. Cramer was President of Laser Diode, Inc. for five years and worked at Spectra Physics, Inc. where he held positions in Product Line Management, Marketing and Sales Management, Engineering Management and General Management for over 15 years. Dr. Cramer holds a B.A. in Chemistry and Physics and M.S. and Ph.D. degrees in Chemical Physics.

     Mr. Francis Dominic has been President of Photo Research, Inc., a subsidiary of the Company, since November 1996, and President of The Optical Corporation, a subsidiary of the Company, since June 2000. From 1988 to 1996, he was Vice President and General Manager of Seth-Cole, a manufacturer of reprographics and graphic arts media. He holds a B.S. degree in Engineering and an M.B.A. Francis Dominic is the brother of Antoine Dominic.

     Dr. Qiang Fu has been President of Quantronix Corporation ("Quantronix"), a subsidiary of the Company, since October 2000. He joined Quantronix in 1992 as a senior R&D scientist. He was promoted to Director of Research and Development in 1996, Vice President of Research and Development in 1998, and Executive Vice President in 1999. Dr. Fu holds B.S., M.S. and Ph.D. degrees in Physics and an M.S. degree in Electrical Engineering.

     Mr. Graham has been President of Control Laser Corporation ("CLC"), a subsidiary of the Company, since October 2000, and he was Executive Vice President of CLC from September 1997 to September 2000. Having worked with CLC for almost eighteen years, he has held several positions including Design Engineer, Electrical Engineering Manager, Program Manager, Production & Manufacturing Manager and Sales & Marketing Director. Prior to joining CLC, he worked as an Electrical Design Engineer at Insystec, Inc., a manufacturer of notebook computers, and at TRW Financial Systems, Inc., a manufacturer of ATMs and Point of Sale Terminals. Mr. Graham holds a B.S. degree in Electrical Engineering and an M.B.A.

     Mr. Kobayashi has been President of Excel Technology Japan K.K., a subsidiary of the Company, since it was established in September 2002.
He had been involved with solid and ion laser development for 10 years before he began selling and servicing the lasers. As the owner of OptoFocus Corp., he represented Quantronix as an exclusive representative in Japan for over 22 years. In September 2002, he sold OptoFocus Corp. to the Company. Mr. Kobayashi holds a B.S. degree in Physics.

     Mr. Ooi Poay Chuan has been President of Excel Technology Asia Sdn. Bhd. ("Excel Asia"), a subsidiary of the Company, since November 1999. From April 1998 to October 1999, he was Operations Manager for Excel Asia. Prior to April 1998, he worked for Lumonics Corporation, Inc. as Service Engineer, Service Manager and Regional Sales Manager covering Asian Pacific territories. He has extensive laser training on marking and industrial laser systems. Mr. Ooi holds a degree in Electrical Engineering.

                         EXECUTIVE COMPENSATION

     The following table sets forth certain information regarding compensation earned by the Named Executive Officers for services rendered to the Company for each of the last three years. The Named Executive Officers include the Company's Chief Executive Officer and the executive officers of the Company (other than the Chief Executive Officer) who received salary and bonus payments in excess of $100,000 in 2005. In accordance with SEC rules, perquisites totaling the lesser of either $50,000, or 10% of the officer's annual salary and bonus, have been omitted.

                                                               Long-term
                                        Annual Compensation  Compensation
                                       .................... .............
                                                             Securities
    Name and                                                 Underlying
    Principal                          Salary      Bonus    Options/SARs
    Position                    Year  ($) (1)      ($) (1)     (#) (2)
.......................         .....  ........   .......... .............

J. Donald Hill                  2005  $191,000   $        0      100,000
Chairman of the Board,          2004  $175,000   $        0       20,000
Excel Technology, Inc.          2003  $175,000   $        0       10,000
...............
Antoine Dominic                 2005  $542,000   $1,153,764      200,000
President, Chief Executive      2004  $500,000   $1,104,500       20,000
 Officer, Chief Operating,      2003  $425,000   $  885,500       10,000
 Officer, Excel Technology, Inc.
................
Alice Varisano
Chief Financial Officer         2005  $275,000   $   65,200            0
Excel Technology, Inc.          2004  $      0   $    5,000       40,000
.............................................................
(1) The amounts indicated reflect salaries and bonuses for the years in which they were earned.
(2)  Represents options to acquire shares of Common Stock.

                       OPTION GRANTS DURING 2005

     The following table provides information related to options granted to the Named Executive Officers during the year ended December 31, 2005:





                                                                                           Potential Realizable
                                                                                             Value at Assumed
                                                                                           Annual Rates of Stock
                                                                                           Price Appreciation for
                                                 Individual Grants                           Option Term <F1>
                   ....................................................................    .......................
                     Number of        % of Total
                       Shares           Options
                     Underlying        Granted to
                       Options          Employees     Exercise Price       Expiration
Name                Granted <F2>    in Fiscal Year      $/Share <F3>         Date            5%          10%
.................   ............     ...............  ...............   ................  .........   ..........
J. Donald Hill          100,000             27.1%             $22.59          2/08/15    $1,420,673  $3,600,264
Antoine Dominic         200,000             54.2%             $22.59          2/08/15    $2,841,346  $7,200,528


<F1>  The potential realizable value portion of the foregoing table illustrates value that might be received upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Common Stock over the term of the options.  These numbers are calculated based on the requirements of the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth.
<F2>  Fully vested options to acquire shares of Common Stock.
<F3>  The exercise price equaled the fair market value of the Common Stock on the date of grant.




                       OPTION EXERCISES DURING 2005
                        AND YEAR END OPTION VALUES

     The following table provides information related to options exercised by the Named Executive Officers during 2005 and the number and value of unexercised options held at year-end. The Company does not have any outstanding stock appreciation rights.

                                                                                          Value of Unexercised
                                                               Number of Unexercised           In-the-Money
                                                                    Option/SARs               Options/SARs
                                                               at Fiscal Year End (#)  at Fiscal Year End ($) <F1>
                                                          ...........................  ...........................
                        Shares Acquired    Value Realized
Name                    on Exercise (#)         ($)       Exercisable  Unexercisable   Exercisable  Unexercisable
................         ...............    .............. ............ ..............  ............ .............
J. Donald Hill                  0                0           436,667         0           $3,670,306       0
Antoine Dominic                 0                0           489,792         0           $1,763,422       0
Alice Varisano                  0                0            40,000         0                    0       0
..................................................................................................................

<F1>  The closing price for the Common Stock as reported on the NASDAQ National Market System on December 31, 2005
      was $23.78. Value is calculated on the basis of the difference between the option exercise price and $23.78, multiplied by the number of shares of Common Stock underlying the option.




                   EMPLOYMENT AND RELATED AGREEMENTS

     In October 2000, the Company entered into a five-year employment agreement with J. Donald Hill, which agreement was amended on October 3, 2002 to, among other things, adjust Mr. Hill's base salary. Pursuant to such agreement, Mr. Hill's base salary is subject to annual review and was increased to $194,000 in February 2005. In addition, Mr. Hill is eligible to receive bonus compensation in accordance with corporate bonus plans adopted by the Board from time to time. In the event the Company terminates Mr. Hill's employment without cause, he is entitled to receive his base salary for a period of two years from termination. On March 11, 2005, the agreement was amended further to (a) extend the term thereof for a period of two years, and (b) provide for the payment to Mr. Hill, in the event of a change in control (as defined in such amendment), of $1,000,000 plus a gross-up of any excise tax payable by him with respect to any portion of such payment constituting an excess parachute payment under Section 280G of the Internal Revenue Code. The agreement expires in October, 2007.

     In October 2000, the Company entered into a five-year employment agreement with Antoine Dominic, which automatically renews for additional one-year periods unless employment is terminated as provided in the agreement. Pursuant to such agreement, Mr. Dominic's base salary is subject to annual review and was increased to $550,000 in February 2005.
 Mr. Dominic is eligible to receive bonus compensation in accordance with corporate bonus plans adopted by the Board from time to time. The agreement provides that in the event the Company terminates Mr. Dominic's employment without cause, he is entitled to receive his base salary for a period of two years from termination. On March 11, 2005, the agreement was amended to (a) extend the term thereof for a period of one year, and
(b) provide for the payment to Mr. Dominic, in the event of a change in control (as defined in the agreement), of an amount equal to 300% of his base salary for the year in which the change of control takes place, (but in no event less than $1,000,000), plus a gross-up of any excise tax payable by him with respect to any portion of such payment constituting an excess parachute payment under Section 280G of the Internal Revenue Code.

     In December 2004, the Company entered into a four-year employment agreement with Alice Varisano. The agreement provides for a base salary of $275,000, a non-accountable expense allowance of $25,000, and a yearly bonus as determined by the Board which bonus shall not be less than $50,000. The Agreement also provides that (a) in the event the Company terminates Ms. Varisano's employment without cause or if she resigns for Good Reason (as defined in the employment agreement), she is entitled to receive a severance payment equal to one year of compensation (including base salary, expense allowance and minimum bonus), (b) if her employment is terminated due to a Change in Control (as defined in the employment agreement), she is entitled to receive a severance payment equal to two years compensation (including base salary, expense allowance and minimum bonus), and (c) in the event of a change in control, she is entitled to receive a payment of $300,000, plus a gross-up of any excise tax payable by her with respect to any portion of such payment constituting an excess parachute payment under Section 280G of the Internal Revenue Code.


      COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Management compensation for 2005 was determined by the non-employee directors of the Company. None of these outside directors was at any time during 2005 or at any other time an officer or employee of the Company, and none of them had any relationship with the Company requiring disclosure under SEC rules.

           REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD
                 OF DIRECTORS ON EXECUTIVE COMPENSATION

Compensation Guidelines

     The Company is engaged in a highly competitive industry and must attain high levels of quality and safety in the design, production, and servicing of its products. To succeed, the Company believes that it must offer executive compensation that reflects competitive pay practices of other companies and job responsibility, and enables the Company to attract, retain, and reward qualified, experienced executives. The Company also believes that any competitive pay package should be structured, in part, to align management's interests with the success of the Company by making a portion of compensation dependent on operating achievements and, to a lesser extent, on stock performance. The Compensation Committee has determined that these objectives are best met by offering the Company's three executive officers competitive base salaries, stock options that vest immediately or over time, and where appropriate, quarterly bonuses which are payable based on a percentage of pre-tax profits, with the percentage increasing as pre-tax profits increase.

Chief Executive Officer Compensation

     Based on the criteria described above, the Compensation Committee of the Board of Directors approved an increase in Mr. Dominic's annual base salary, effective February 2005, from $500,000 to $550,000. In determining Mr. Dominic's base salary increase, the Compensation Committee considered several factors including the Company's revenues, earnings and cash-flow. Mr. Dominic's bonus under his performance-based bonus plan (as amended) increased from $1,104,500 in 2004 to $1,153,764 in 2005 as a result of increases in the Company's pre-tax earnings from the prior year.

                                             Ira Lamel
                                             Steven Georgiev
                                             Donald Weeden


            BENEFICIAL OWNERSHIP OF THE COMPANY'S SECURITIES

     The following table sets forth certain information based upon publicly available filings or information provided to the Company, as of March 6, 2006, with respect to the beneficial ownership of our common stock by (i) each director of the Company, (ii) each of our executive officers, (iii) all of our directors and executive officers as a group and (iv) each person known by us to own more than five percent of our common stock.




           Name                           Number
(and Address of 5% Holders)              Owned (1)  Percentage of Class**
....................................... ............ .....................

CAM North America, LLC,                1,806,558(2)        15.0%
 Smith Barney Fund Management LLC &
 Solomon Brothers Asset
 Management, Inc.
399 Park Avenue
New York, NY 10022

Manulife Financial Corporation
 & Subsidiaries                          864,681(3)         7.2%
200 Bloor Street
East Toronto, Ontario, Canada

Columbia Wanger Asset Management, L.P.,  804,000(4)         6.7%
 WAM Acquisition GP, Inc. &
 Columbia Acorn Trust
227 West Monroe Street, Suite 3000
Chicago, IL  60606

Wasatch Advisors, Inc.                   777,623(5)         6.4%
150 Social Hall Ave.
Salt Lake City, UT  84111

Royce & Associates, LLC                  709,700(6)         5.9%
1414 Avenue of the Americas
New York, NY  10019

J. Donald Hill                           617,100(7)         4.9%

Antoine Dominic                          528,825(8)         4.2%

Alice Varisano                            40,000(9)          *

Steven Georgiev                           40,000(10)         *

Howard S. Breslow                         92,000(11)         *

Donald E. Weeden                          50,000(12)         *

Ira Lamel                                 60,000(13)         *

Executive officers and directors
as a group (seven persons)             1,427,925(14)       10.8%

*  Less than 1%.
** Based on the number of shares outstanding on March 6, 2006, the Record Date for the special meeting of the stockholders of the Company.

(1) Unless otherwise indicated below, all shares are owned beneficially and of record.

(2) Information with respect to CAM North America, LLC ("CAM"), Smith Barney Fund Management LLC ("SBFM") and Salomon Brothers Asset Management, Inc. ("SBAM") is based on the Schedule 13G, dated January 10, 2006, filed jointly by those parties. Of the total shares reported, CAM has shared voting and dispositive power with respect to 1,095,708 shares, SBFM has shared voting and dispositive power with respect to 705,100 shares and SBAM has shared voting and dispositive power with respect to 5,750 shares.

(3) Information with respect to Manulife Financial Corporation ("MFC"), and MFC's indirect, wholly-owned subsidiaries, MFC Global Investment Management (U.S.A.) Limited ("MFC Global"), Independence Investments, LLC ("IIA") and John Hancock Advisers, LLC ("JHA") is based on the Schedule 13G, dated February 8, 2006, filed jointly by those parties. Of the total shares reported, MFC Global has shared voting and dispositive power with respect to 64,981 shares, IIA has sole voting and dispositive power with respect to 626,400 shares, JHA has sole voting power with respect to 173,300 shares and shared dispositive power with respect to 173,000 shares. MFC may be deemed to have beneficial ownership of all of the shares held by MFC Global, IIA and JHA through its parent-subsidiary relationship to them.

(4) Information with respect to Columbia Wanger Asset Management, L.P. ("WAM") and WAM Acquisition GP, Inc., the general partner of WAM ("WAM GP") is based on the Schedule 13G, dated February 13, 2006, filed by those parties. Of the total shares reported, WAM and WAM GP have shared voting and dispositive power with respect to 804,000 shares.

(5) Information with respect to Wasatch Advisors, Inc. ("Wasatch") is based on the Schedule 13G, dated February 14, 2006, filed by that party. Of the total shares reported, Wasatch has sole voting and dispositive power with respect to 777,623 shares.

(6) Information with respect to Royce & Associates, LLC ("Royce") is based on the Schedule 13G, dated January 20, 2006, filed by that party. Of the total shares reported, Royce has sole voting and dispositive power with respect to 709,700 shares.

(7) Includes 436,667 shares of Common Stock underlying exercisable stock options.

(8) Includes 489,792 shares of Common Stock underlying exercisable stock options.

(9) Consists of 40,000 shares of Common Stock underlying exercisable stock options.

(10) Consists of 40,000 shares of Common Stock underlying exercisable stock options.

(11) Includes 80,000 shares of Common Stock underlying exercisable stock options.

(12) Consists of 50,000 shares of Common Stock underlying exercisable stock options.

(13) Consists of 60,000 shares of Common Stock underlying exercisable stock options.

(14) Includes 1,196,460 shares of Common Stock underlying exercisable stock options.


                         STOCK PERFORMANCE GRAPH

     The following chart compares the yearly percentage change in the cumulative total stockholder return on the Common Stock during the period from December 31, 2000 through December 31, 2005, with the cumulative total return on the S&P 500 and the Company Peer Group. The Company Peer Group is made up of the following 7 companies all of which are in the laser technology field: Coherent, Inc., Electro Scientific Industries, Inc., Thermo Electron Corp., Laserscope, Rofin-Sinar Technologies, Inc., Spectranetics Corporation (The) and GSI Lumonics, Inc.

   (Assumes Initial Investment of $100 & Reinvestment of Dividends)

                         2000    2001    2002    2003    2004    2005
                         ....   ......  ......  ......  ......  ......
EXCEL TECH INC           $100    87.27   89.74  164.80  130.40  119.26

S&P 500 Index -
 Total Return            $100    88.12   68.65   88.33   97.93  102.74

Peer Only                $100    87.54   69.25   94.56  114.05  113.18


                             PROPOSAL NO. 2
                RATIFICATION OF APPOINTMENT OF AUDITORS

     The Audit Committee of the Board of Directors has selected the accounting firm of KPMG LLP ("KPMG") to serve as independent registered public accounting firm of the Company for the year ending December 31, 2006. KPMG has audited the Company's financial statements since the year ended December 31, 2003.

Audit and Non-Audit Fees

     The following table sets forth the aggregate fees billed by the Company's independent registered public accounting firm for audit services rendered in connection with the financial statements and reports for 2004 and 2005, and for other services normally rendered by such independent registered public accounting firm during 2004 and 2005 on behalf of the Company and its subsidiaries. The information in the table reflects services provided by KPMG, except for the information set forth under "Tax Fees" which reflects the tax services that Ernst &Young LLP provides to the Company. The Audit Committee approved all engagements of the independent registered public accounting firm in 2005 in advance of any such engagement.




                                                 Year ended December 31,
                                                   2005           2004
                                                .........     ...........

    Audit Fees and Fees Related to Section 404
      of Sarbanes-Oxley Act                     $ 666,300     $ 1,051,000

    Tax Fees (a)                                   83,000         167,000
                                                .........     ...........
    Total                                       $ 749,300     $ 1,218,000
                                                .........     ...........
                                                .........     ...........

   (a) Primarily for federal, state and international tax return preparation, planning and consultation services; also includes assistance with matters related to audits.

REQUIRED VOTE

     Ratification of the appointment of the independent registered public accounting firm requires the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

     The Board of Directors recommends a vote FOR ratification of the selection of KPMG as the independent registered public accounting firm for the Company for the year ending December 31, 2006.

                             PROPOSAL NO. 3
                    RATIFICATION AND APPROVAL OF THE
                2006 STOCK OPTION / STOCK ISSUANCE PLAN

     The Company believes that stock options and share ownership are important factors in order for it to attract, retain and motivate key employees. Accordingly, the Company's 2006 Stock Option/Stock Issuance Plan (the "Equity Plan") was adopted by the Board of Directors effective November 1, 2006 in the form attached hereto as Exhibit A, subject to approval of the stockholders. A maximum of 750,000 shares of Common Stock may be issued pursuant to the Equity Plan, of which none have been granted to date. As of December 31, 2005, only 445,000 shares of Common Stock were available for issuance under the Company's 2004 Stock Option Plan. The Company will discontinue granting options under this plan. The Equity Plan does not reserve significantly more shares than that available under the 2004 Stock Option Plan, but provides for the issuance of Stock which, in the current environment, has more favorable implications to the Company and employees than the grant of stock options.

     The essential features of the Equity Plan are outlined below. The following description of the Equity Plan does not purport to be complete and is qualified in its entirety by the text of the Equity Plan attached to this Proxy Statement as Exhibit A.

     The Equity Plan provides that it shall be administered by the Company's Compensation Committee ("Committee").

     The Equity Plan authorizes the granting of incentive stock options to employees of the Company or any of its subsidiaries, including officers, and non-statutory stock options to employees, including officers, and directors of the Company, as well as to certain consultants and advisors. The options to be granted under the Equity Plan and designated as incentive stock options are intended to receive incentive stock option tax treatment pursuant to Section 422 of the Internal Revenue Code, as amended (the "Code").

     The Equity Plan also authorizes direct issuance of stock to eligible participants in the Equity Plan. The Committee may, but need not, require a Participant to pay an amount per share determined by the Committee as a condition for receiving an issuance of stock. Shares of Common Stock issued under the Stock Issuance Plan may, in the discretion of the Committee, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested.

     If the Committee determines that any shares of Common Stock to be issued under the Stock Issuance Program to an eligible Employee should qualify as "performance-based compensation" for purposes of Section 162(m) of the Code, the grant or vesting of such award (each, a "Performance Award") shall be contingent upon achievement of pre-established performance goals and other terms set forth in the Equity Plan.

     The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with the provisions of the Equity Plan. The performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder (including Treasury Regulation 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted or vested upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant or vesting. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

     One or more of the following business criteria for the Company and/or for specified Subsidiaries or affiliates or divisions or other business units or lines of business of the Company and/or of its Subsidiaries or affiliates shall be used by the Committee in establishing performance goals for such Performance Awards: appreciation in value of the Company's common stock; total shareholder return; pretax earnings; return on capital, equity or assets; earnings measures/ratios (on a gross, net, pretax or posttax basis), including basic earnings per share, diluted earnings per share, total earnings, operating earnings, earnings growth, earnings before interest and taxes, and earnings before interest, taxes, depreciation and amortization; operating income; net income; pro forma net income; economic value created or economic profit; operating profit; sales; sales growth; gross margin; direct margin; book value; revenues; expenses (including expense ratio); loss ratio; new business production; capital markets and/or acquisition transactions; investment programs initiated; per period or cumulative cash flow (including but not limited to operating cash flow and free cash flow); cash flow return on investment; operating margin; net profit margin; inventory turns; financial return ratios; market share; balance sheet measurements such as receivable turnover; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; debt reduction; strategic innovation; strategic plan development and implementation; customer or employee satisfaction; improvements in productivity; and any combination of the foregoing. Performance goals may be expressed as absolute or relative goals, goals compared to past performance, goals compared to the performance of a published or special index or benchmark deemed applicable by the Committee, goals compared to the performance of peer companies, or otherwise as determined by the Committee.

     Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period, as specified by the Committee. A performance goal shall be established not later than the earlier of (A) 90 days after the beginning of any performance period applicable to such Performance Award or (B) the date on which 25% of such performance period has elapsed.

     The Committee may, in its discretion, reduce the number of shares of Common Stock otherwise issued or vesting in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to the Participant in respect of a Performance Award.

     In all cases, the maximum Performance Award of any Participant shall be 200,000 shares.

     The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, the authorization of Performance Awards and performance goals in recognition of unusual, nonrecurring or non-operational events, including without limitation stock splits, stock dividends, mergers, consolidations, large, special and non-recurring dividends, the effects of currency fluctuations, litigation or claim judgments or settlements, accruals for reorganization and restructuring programs, asset write-downs, acquisitions and dispositions of businesses and assets, and any or all items that are excluded from the calculation of non-GAAP earnings as reflected in any Company press release and Form 8-K filing relating to an earnings announcement, affecting the Company and its Subsidiaries or any business unit thereof, or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Subsidiary or affiliate or business unit thereof, performance of comparable organizations, economic and business conditions, and any other circumstances deemed relevant; provided, however, that no such adjustment shall be authorized or made if and to the extent that the existence or exercise of such authority would cause a Performance Award to fail to qualify as "performance-based compensation" under Section 162(m) of the Code.

     The aggregate amount of Common Stock subject to the Equity Plan, whether issuable upon the exercise of stock options or granted directly to an eligible participant, consists of 750,000 shares of Common Stock, which may be shares that are authorized but unissued or reacquired by the Company. The maximum amount of 750,000 shares issuable upon the exercise of options or direct issuance and the number of shares and the exercise price per share in effect under each outstanding option are subject to adjustment upon the occurrence of certain events, including, but not limited to, stock dividends, stock splits, combinations, mergers, consolidations, reorganizations, exchanges or other capital adjustments.

     The exercise price for the Common Stock underlying the options is determined by the Committee, but in no event shall it be less than 100% of the fair market value of the Common Stock on the date the option is granted (110% in the case of incentive stock options granted to optionees who own more than 10% of the voting power of all classes of stock of the
Company).   The Code limits to $100,000 the fair market value (determined at the time the option is granted) of the Common Stock with respect to which incentive options are first exercisable by any individual employee during any calendar year.

     No option granted under the Equity Plan may be exercised after the expiration of the option, which may not, in any case, exceed ten years from the date of grant (five years in the case of incentive options granted to persons who own more than 10% of the voting power of all classes of the stock of the Company). Options granted under the Equity Plan are exercisable on such basis as determined by the Committee.

     In the event of a sale, transfer or other disposition of the Company's assets in complete liquidation or dissolution of the Company or a merger or consolidation of the Company resulting in a transfer of more than 50% of the voting power of the Company's securities, any unexercised options theretofore granted under the Equity Plan shall, immediately prior to such transaction, become fully exercisable. If not exercised prior to such transaction, all options shall be deemed cancelled unless the surviving corporation in any such merger or consolidation elects to assume the options under the Equity Plan. All shares of stock issued pursuant to the Equity Plan shall also be immediately vested in the event of such a transaction.

     The exercise of an option is contingent upon receipt by the Company of a written notice of exercise from the holder thereof, and payment to the Company of the purchase price for the shares of Common Stock, either in cash, a check to its order, in certain circumstances, shares of Common Stock, or through a sales and remittance procedure through a brokerage firm from the proceeds of the sale of shares purchased on exercise of the options. Options granted under the Equity Plan may not be transferred by the participant other than by will or the laws of descent and distribution and may be exercised during the holder's lifetime only by such holder.

     If an optionee ceases to provide services to the Company or any subsidiary thereof other than on account of disability or misconduct, prior to his exercise of the option, the option granted to such optionee shall automatically terminate, lapse and expire 90 days from the date of termination; provided, however, that if such optionee is an executive officer, such optionee may exercise such options at any time within twelve months from the date of termination of such service. If an optionee ceases to provide services to the Company or any subsidiary thereof, by reason of disability, such holder may exercise any option he holds at any time within twelve months from the date of termination for such cause.

     If an optionee dies while holding an outstanding option, his option rights may be exercised by the person or persons to whom such rights under the option are transferred by will or the laws of descent and distribution within twelve months from the date of death.

     Under no circumstances shall any option be exercisable after the specified expiration of the option term.

     In all cases, the maximum stock option award of any participant shall be 200,000 shares.

     Subject to the terms of the Equity Plan, the Committee has authority to determine and designate those employees, including officers, and directors, consultants and advisors, who are to be granted options or shares and (i) in the case of options, the number of shares to be covered by each such grant, the status as either incentive option or non-statutory option, the vesting schedule and term, and (ii) in the case of stock issuances, the number of shares to be issued to each Participant, the vesting schedule, the consideration, if any, to be paid by the Participant, whether the award shall be a Performance Award and, if so, the terms of such Performance Award. One or more officers of the Company may be delegated the authority to grant options to persons who are not subject to the requirements of Section 16 of the Securities Exchange Act of 1934, as amended, or Section 162(m) of the Internal Revenue Code of 1986, as amended, provided that the Committee shall have fixed the total number of shares subject to such grants. Subject to the express provisions of the Equity Plan, the Committee also has the authority to interpret the Equity Plan and to prescribe, amend and rescind the rules and regulations relating thereto.

     Unless previously terminated in certain circumstances, the Equity Plan will terminate ten years after the date the Equity Plan is adopted by the Board of Directors. The Board of Directors may terminate or suspend the Equity Plan or make such modifications or amendments thereto as it shall deem advisable; provided, however, that no amendment, termination or modification shall adversely affect the rights of a holder of an option previously granted there under.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the federal income tax consequences of certain transactions under the Equity Plan based on Federal income tax laws in effect on December 1, 2006. This summary is not intended to be complete and does not describe state or local tax consequences.



     Tax Consequences to Participants

     NON-QUALIFIED STOCK OPTIONS. In general, (i) no income will be recognized by an optionee at the time a non-qualified option is granted;
(ii) at the time of exercise of a non-qualified option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a non-qualified option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as a capital gain (or loss).

     INCENTIVE STOCK OPTIONS. No income generally will be recognized by an optionee upon the grant or exercise of an incentive option. If shares of common stock are issued to the optionee pursuant to the exercise of an incentive option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the option, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a capital gain and any loss sustained will be a capital loss.

     If common shares acquired upon the exercise of an incentive option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as a capital gain (or loss).

     SHARE ISSUANCES. The recipient of shares of common stock under the Equity Plan generally will be subject to tax at ordinary income rates on the fair market value of the shares (reduced by any amount paid by the participant for such shares) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code ("Restrictions"). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such shares. If a Section 83(b) election has not been made, any dividends received with respect to shares issued under the Equity Plan that are subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

     Tax Consequences to the Company

     To the extent that a participant recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of
Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

REQUIRED VOTE

     The ratification and approval of the Equity Plan requires the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

     The Board of Directors recommends a vote FOR the ratification and approval of the 2006 Stock Option / Stock Issuance Plan.


                             PROPOSAL NO. 4
        RATIFICATION AND APPROVAL OF THE EXCEL TECHNOLOGY, INC.
                 2006 ANNUAL INCENTIVE COMPENSATION PLAN

General

     The Board of Directors has adopted and recommends that the stockholders approve the Excel Technology, Inc. 2006 Annual Incentive Compensation Plan (the "Bonus Plan"). The general purpose of the Bonus Plan is to provide the Company with an additional means to attract and retain executive officers by providing them with an opportunity to earn incentive compensation each year, contingent on the achievement of certain performance goals, as an incentive and reward for their contributions to the growth, profitability and success of the Company from year to year by granting performance-based awards that are fully tax deductible to our Company.

Summary of the Plan

     The following general description of certain features of the Bonus Plan is qualified in its entirety by reference to the Bonus Plan, a copy of which is attached to Exhibit B to this Proxy Statement. Capitalized terms not otherwise defined in this summary have the meanings given to them in the Bonus Plan. The Bonus Plan will permit incentive compensation bonus awards to be structured to qualify as "performance-based" compensation under Section 162(m) of the Code.

Administration

     The Plan shall be administered by the Compensation Committee ("Committee") of the Board of Directors. The Committee shall have the authority to establish each Performance Period and the performance goals for the awarding of Awards for each Performance Period; to determine the Participants for each Performance Period; to determine whether performance goals for each Performance Period have been achieved; to authorize payment of Awards under the Plan, including determining the form and timing of payment and any conditions (such as further service requirements) that will apply to such payment; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; and to interpret the terms and provisions of the Plan.

Bonus Opportunity and Performance Goals

     On the Determination Date with respect to each Performance Period, the Committee shall determine the Participants who shall have an opportunity to receive an Award for that Performance Period, the performance goal or goals applicable with respect to each Participant, the terms and conditions of each Award, and the amount (if any) that each Participant shall have the opportunity to receive under the Award based on the actual level of performance measured against the performance goal or goals. The terms of each Award shall include minimum and target thresholds, and a mathematical formula or matrix that shall contain weighting for each performance goal and indicate the extent to which Awards will be paid if the Participant's performance thresholds with respect to his or her performance goals are achieved or exceeded. The entitlement of a Participant to payment under an Award shall be contingent on the attainment of one or more objective performance goals established by the Committee in writing on the Determination Date. The outcome with respect to such performance goal or goals must be substantially uncertain on the Determination Date. The amount that may be paid to a Participant with respect to any Award or Awards under this Plan during any calendar year shall in no event exceed $3,000,000 in the aggregate. Performance goals may vary as among Participants and shall be based upon one or more of the following criteria, as the Committee may deem appropriate: appreciation in value of the Company's common stock; total shareholder return; pretax earnings; return on capital, equity or assets; earnings measures/ratios (on a gross, net, pretax or post tax basis), including basic earnings per share, diluted earnings per share, total earnings, operating earnings, earnings growth, earnings before interest and taxes, and earnings before interest, taxes, depreciation and amortization; operating income; net income; pro forma net income; economic value created or economic profit; operating profit; sales; sales growth; gross margin; direct margin; book value; revenues; expenses (including expense ratio); loss ratio; new business production; capital markets and/or acquisition transactions; investment programs initiated; per period or cumulative cash flow (including but not limited to operating cash flow and free cash flow); cash flow return on investment; operating margin; net profit margin; inventory turns; financial return ratios; market share; balance sheet measurements such as receivable turnover; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; debt reduction; strategic innovation; strategic plan development and implementation; customer or employee satisfaction; improvements in productivity; and any combination of the foregoing. Performance goals may be expressed as absolute or relative goals, goals compared to past performance, goals compared to the performance of a published or special index or benchmark deemed applicable by the Committee, goals compared to the performance of peer companies, or otherwise as determined by the Committee. The performance goals may be determined by reference to the performance of the Company and/or a subsidiary or affiliate of the Company, or of a division or unit of any of the foregoing. So long as an Award is fully contingent upon a measure of performance as specified in the Bonus Plan, the Committee may consider other measures of performance or other circumstances in its exercise of discretion ("negative discretion") to reduce the final Award. The Committee may specify at the time an Award opportunity is authorized or at any other time such other performance measures or other terms upon which it will exercise negative discretion. In no event may the Committee exercise discretion to increase the amount otherwise payable to a Participant under the terms of an Award.

     The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, the authorization of Awards and performance goals in recognition of unusual, nonrecurring or non-operational events, including without limitation stock splits, stock dividends, mergers, consolidations, large, special and non-recurring dividends, the effects of currency fluctuations, litigation or claim judgments or settlements, accruals for reorganization and restructuring programs, asset write-downs, acquisitions and dispositions of businesses and assets, and any or all items that are excluded from the calculation of non-GAAP earnings as reflected in any Company press release and Form 8-K filing relating to an earnings announcement, affecting the Company and its subsidiaries or any business unit thereof, or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any subsidiary or affiliate or business unit thereof, performance of comparable organizations, economic and business conditions, and any other circumstances deemed relevant; provided, however, that no such adjustment shall be authorized or made if and to the extent that the existence or exercise of such authority would cause an Award potentially grantable under the Bonus Plan to fail to qualify as "performance-based compensation" under Section 162(m) of the Code.

     An Award (if any) earned by a Participant for a Performance Period shall be paid on such date following the end of such Performance Period as the Committee shall determine but in no event later than two and one-half months following the end of the calendar year in which the Performance Period ends; provided, however, that the Committee shall have first certified in writing (i) that the applicable performance goal or goals with respect to such Participant for such Performance Period were satisfied and the level of the attainment of such goal or goals, (ii) that all other material terms upon which payment of the Award is conditioned were satisfied and (iii) the amount of each Participant's Award. The Committee, unless it determines otherwise, may exercise negative discretion to reduce the amount that would otherwise be payable under an Award by reason of the applicable performance goal's having been achieved.

     The Board may terminate the Plan at any time and may amend it from time to time. Amendments to the Plan may be made without shareholder approval except as required to satisfy Section 162(m) of the Code.

Effective Date of Plan; Shareholder Approval

     The Plan shall become effective as of September 29, 2006; provided, however, that no Award shall be payable under the Plan unless and until it has been approved by the Company's shareholders. The Company intends that the Plan will subsequently be submitted for reapproval of shareholders no later than the first meeting of shareholders that occurs in the fifth year following the year in which shareholders of the Company previously approved the Plan.

REQUIRED VOTE

     The ratification and approval of the Bonus Plan requires the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

     The Board of Directors recommends a vote FOR ratification and approval of the Excel Technology, Inc. 2006 Annual Incentive Compensation Plan for Key Executives.

        SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of the Common Stock (collectively, the "Reporting Persons"), to file reports of ownership and changes in ownership with the SEC, and to furnish a copy of such reports to the Company. Based solely on review of the copies of such forms furnished to the Company, the Company believes that during the year ended December 31, 2005, the Reporting Persons complied with all applicable Section 16(a) filing requirements.

                STOCKHOLDER COMMUNICATIONS AND PROPOSALS

     Stockholders of the Company interested in communicating with the Board of Directors may do so by sending their communication to Excel Technology Board of Directors, c/o Corporate Secretary, at the address of
the Company set forth on the first page of this Proxy Statement.   All
such correspondence received by the Corporate Secretary will be delivered to one or more members of the Board of Directors.

     Stockholder proposals for action at the 2007 Annual Meeting of Stockholders must be submitted in writing to the Corporate Secretary at the address of the Company set forth on the first page of this Proxy Statement, and must be received by the Corporate Secretary no later than July 12, 2007 in order that they may be considered for inclusion in next year's proxy statement and proxy card. However, if we decide to change the date of the 2007 Annual Meeting of Stockholders by more than 30 days from December 6, 2007, we will provide you with a reasonable time before we begin to print and mail our proxy statements for the 2007 Annual Meeting of Stockholders in order to allow you an opportunity to make proposals in accordance with the rules of the Securities and Exchange Commission relating to stockholder proposals. Stockholders who intend to present a proposal at the Company's 2007 Annual Meeting of Stockholders without inclusion of such proposal in the Company's proxy materials are required to provide notice of such proposal to the Company no later than September 25, 2007. However, if we decide to change the date of the 2007 Annual Meeting of Stockholders by more than 30 days from December 6, 2007, then in order for the stockholder's notice to be timely it must be received by our Corporate Secretary in accordance with any adjusted deadline we publicly announce, which deadline will be a reasonable period of time prior to the mailing of our proxy material for the 2007 Annual Meeting of Stockholders. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                             CODE OF ETHICS

     The Company has a Code of Ethics that is applicable to all employees of the Company, including the Company's executive officers. The Code of Ethics has been filed with the SEC as an exhibit to its Form 10-K dated and filed on March 15, 2005. The Company will provide an electronic or paper copy of the Code of Ethics free of charge upon request. Requests may be made by calling Investor Relations at (631) 784-6175, or by writing to Investor Relations at 41 Research Way, East Setauket, New York 11733.

                        MAILINGS TO STOCKHOLDERS

     The Annual Report to stockholders of the Company for the year ended December 31, 2005, including audited financial statements, is being mailed to the stockholders along this Proxy Statement. Such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.

     For those stockholders who share a single address, only one Annual Report and Proxy Statement will be sent to that address unless the Company has received a request from one or more of such stockholders to the contrary. This practice, known as "house holding," is designed to reduce the Company's printing and postage costs. Upon request, the Company will promptly send a separate Annual Report or Proxy Statement to any stockholder residing at such an address. Requests may be made by calling Investor Relations at (631) 784-6175 or by writing to Investor Relations at 41 Research Way, East Setauket, New York 11733. If any stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, or if any stockholder receiving multiple copies of the Company's annual report and proxy statement desires house holding, they may contact Investor Relations in the same manner.

                              OTHER MATTERS

     The Board of Directors of the Company does not know of any other matters that are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournments thereof, then with respect to such matters, the proxy holders will have the discretionary authority to vote all proxies received by them in accordance with their judgments.

     A copy of the Company's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (exclusive of exhibits), will be furnished without charge to any stockholder upon written request to Investor Relations, 41 Research Way, East Setauket, New York, 11733.

                                       By Order of the Board of Directors

                                       /s/ J. Donald Hill
                                       ..................................
                                       J. Donald Hill,
                                       Chairman of the Board

E. Setauket, New York
November 8, 2006

STOCKHOLDERS ARE URGED TO SPECIFY THEIR CHOICES, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. YOUR PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION IS APPRECIATED.

Exhibit A

                         EXCEL TECHNOLOGY, INC.
                 2006 STOCK OPTION/STOCK ISSUANCE PLAN

                              ARTICLE ONE
                           GENERAL PROVISIONS
                           ..................

     I.   PURPOSE OF THE PLAN

          This 2006 Stock Option/Stock Issuance Plan is intended to promote the interests of Excel Technology Inc, a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

          Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

     II.  STRUCTURE OF THE PLAN

          A. The Plan shall be divided into two (2) separate equity programs:
          (i) the Option Grant Program under which eligible persons may, at the discretion of the Committee, be granted options to purchase shares of Common Stock, and

          (ii) the Stock Issuance Program under which eligible persons may, at the discretion of the Committee, be issued shares of Common Stock directly.

          B. The provisions of Articles One and Four shall apply to both equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

     III. ADMINISTRATION OF THE PLAN

          A. The Plan shall be administered by the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.

          B. The Committee shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options and awards of shares of Common Stock thereunder as it may deem necessary or advisable. Decisions of the Committee shall be final and binding on all parties who have an interest in the Plan or any option or issuance of shares of Common Stock thereunder.

          c. The Committee may delegate to one or more officers of the Corporation the authority to grant options under the Option Grant Program and/or shares of Common Stock under the Stock Issuance Program to eligible persons who are not subject to the requirements of Section 16 of the Exchange Act or Section 162(m) of the Code and the rules and regulations thereunder, provided that the Committee shall have fixed the total number of shares of Common Stock subject to such grants. Any such delegation shall be subject to the limitations of Section 157(c) of the Delaware General Corporation Law. The Committee may revoke any such allocation or delegation at any time for any reason with or without prior notice.

          D. No member of the Board or the Committee, nor any officer or employee of the Corporation acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board or the Committee and all officers or employees of the Corporation acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Corporation in respect of any such action, determination or interpretation.

          E. The Committee may employ attorneys, consultants, accountants or other persons, and the Committee and the Corporation and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons.

     IV.  ELIGIBILITY

          A. The persons eligible to participate in the Plan are as follows:
          (i)   Employees,

          (ii) non-employee members of the Board or the non-employee members of the board of directors of any Parent or Subsidiary, and

          (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

          B. The Committee shall have full authority to determine (i) with respect to the grants under the Option Grant Program, which eligible persons are to receive the option grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive such stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares, the consideration (if any) to be paid by the Participant for such shares, whether such award shall be a Performance Award, and if it is a Performance Award, the terms of such Performance Award consistent with Section I.C. of Article Three.

          C. The Committee shall have the absolute discretion either to grant options in accordance with the Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

          D. Subject to Section V.C. of this Article One relating to changes made to Common Stock by reason of certain events, no Employee shall be eligible to be granted options covering more than two hundred thousand (200,000) shares of Common Stock during any one calendar year.

          E. Subject to Section V.C. of this Article One relating to changes made to Common Stock by reason of certain events, the maximum number of shares of Common Stock that may be issued to any Employee in connection with Performance Awards under the Stock Issuance Program during any calendar year shall be two hundred thousand (200,000) shares.

     V.   STOCK SUBJECT TO THE PLAN

          A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed seven hundred and fifty thousand (750,000) shares.

          B. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent
(i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are canceled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the option exercise price or direct issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan.

          C. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made by the Committee to
(i) the maximum number and/or class of securities issuable under the Plan and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Committee shall be final, binding and conclusive.


                               ARTICLE TWO
                          OPTION GRANT PROGRAM
                          ....................

     I.   OPTION TERMS

          Each option shall be evidenced by one or more documents in the form approved by the Committee; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

          A.    Exercise Price.

          1. The exercise price per share shall be fixed by the Committee, and shall in no event be less than the Fair Market Value per share of Common Stock on the option grant date.

          2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Four and the documents evidencing the option, be payable in cash or check made payable to the Corporation. Should the Common Stock be registered under Section 12(g) of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows:

          (i) in shares of Common Stock (including shares that are subject to risk of forfeiture or restrictions on transfer ("Restricted Shares")) held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, provided that, unless otherwise determined by the Committee, if Restricted Shares are surrendered, shares received by the Optionee upon exercise of the Options, equal in number to the Restricted Shares surrendered, shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the Restricted Shares surrendered by the Optionee, or

          (ii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions (A) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (B) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

          B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Committee and set forth in the documents evidencing the option grant. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

          C.    Effect of Termination of Service.

          1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

           (i) Should the Optionee cease to remain in Service for any reason other than death, Disability or Misconduct, then, subject to
Section I. C. 2. (i) and (ii) of this Article Two, the Optionee shall have a period of three (3) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee; provided, however, that if such Optionee is an executive officer, then such Optionee may exercise such Options at any time within twelve (12) months from the date of termination of such Service.

          (ii) Should Optionee's Service terminate by reason of Disability, then the Optionee shall have a period of twelve (12) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

          (iii) If the Optionee dies while holding an outstanding option, then the personal representative of his or her estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance shall have a twelve (12)-month period following the date of the Optionee's death to exercise such option.

          (iv) Under no circumstances, however, shall any such option be exercisable after the specified expiration of the option term.

          (v) Subject to Section I.C.2.(i) and (ii) of this Article Two, during the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding with respect to any and all option shares for which the option is not otherwise at the time exercisable or in which the Optionee is not otherwise at that time vested.

          (vi) Should Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to remain outstanding.

          2. The Committee shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

          (i) extend the period of time for which the option is to remain exercisable following Optionee's cessation of Service or death from the limited period otherwise in effect for that option to such greater period of time as the Committee shall deem appropriate, but in no event beyond the expiration of the option term, and/or

          (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

          D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

          E. Unvested Shares. The Committee shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee and set forth in the document evidencing such repurchase right. The Committee may not impose a vesting schedule upon any option grant or the shares of Common Stock subject to that option which is more restrictive than twenty percent (20%) per year vesting, with the initial vesting to occur not later than one (1) year after the option grant date. However, such limitation shall not be applicable to any option grants made to individuals who are officers of the Corporation, non-employee Board members or independent consultants.

          F. Limited Transferability of Options. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death.

          G. Withholding. The Corporation's obligation to deliver shares of Common Stock upon the exercise of any options granted under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

     II.  INCENTIVE OPTIONS

          The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of the Plan shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options shall not be subject to the terms of this Section II.

          A. Eligibility. Incentive Options may only be granted to Employees.

          B. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

          C. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then (i) the option term shall not exceed five (5) years measured from the option grant date and (ii) the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date.

     III. CORPORATE TRANSACTION

          A. The shares subject to each option outstanding under the Plan at the time of a Corporate Transaction shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock.

          B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction.

          C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

          D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted by the Committee, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made by the Committee to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

          E. The Committee shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration (in whole or in part) of one or more outstanding options (and the immediate termination of the Corporation's repurchase rights with respect to the shares).

                             ARTICLE THREE
                         STOCK ISSUANCE PROGRAM
                         ......................

     I.   STOCK ISSUANCE TERMS

          Shares of Common Stock may be issued by the Committee under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

          A.    Payment for Shares.

          The Committee may, but need not, require a Participant to pay an amount per share determined by the Committee as a condition for receiving an issuance of shares of Common Stock under the Stock Issuance Program.

          B.    Vesting Provisions.

          1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Committee, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. However, the Committee may not impose a vesting schedule upon any stock issuance effected under the Stock Issuance Program (other than in connection with a Performance Award) which is more restrictive than twenty percent (20%) per year vesting, with initial vesting to occur not later than one (1) year after the issuance date. Such limitation shall not apply to any Common Stock issuances made to the officers of the Corporation, non-employee Board members or independent consultants.

          2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Committee shall deem appropriate.

          3. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

          4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then, subject to Section I. B. 5. of this Article Three, those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

          5. The Committee may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares (unless the shares were issued in connection with a Performance Award and vesting was contingent on meeting performance goals). Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service.

         C.    Performance Awards.

          1. If the Committee determines that any shares of Common Stock to be issued under the Stock Issuance Program to an eligible Employee should qualify as "performance-based compensation" for purposes of Section 162(m) of the Code, the grant or vesting of such award (each, a "Performance Award") shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section I.C. of this Article III.

          (i) The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section I.C. of this Article III. The performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder (including Treasury Regulation 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted or vested upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant or vesting. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

          (ii) One or more of the following business criteria for the Corporation and/or for specified Subsidiaries or affiliates or divisions or other business units or lines of business of the Corporation and/or of its Subsidiaries or affiliates shall be used by the Committee in establishing performance goals for such Performance Awards: appreciation in value of the Corporation's common stock; total shareholder return; pretax earnings; return on capital, equity or assets; earnings measures/ratios (on a gross, net, pretax or posttax basis), including basic earnings per share, diluted earnings per share, total earnings, operating earnings, earnings growth, earnings before interest and taxes, and earnings before interest, taxes, depreciation and amortization; operating income; net income; pro forma net income; economic value created or economic profit; operating profit; sales; sales growth; gross margin; direct margin; book value; revenues; expenses (including expense ratio); loss ratio; new business production; capital markets and/or acquisition transactions; investment programs initiated; per period or cumulative cash flow (including but not limited to operating cash flow and free cash flow); cash flow return on investment; operating margin; net profit margin; inventory turns; financial return ratios; market share; balance sheet measurements such as receivable turnover; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; debt reduction; strategic innovation; strategic plan development and implementation; customer or employee satisfaction; improvements in productivity; and any combination of the foregoing. Performance goals may be expressed as absolute or relative goals, goals compared to past performance, goals compared to the performance of a published or special index or benchmark deemed applicable by the Committee, goals compared to the performance of peer companies, or otherwise as determined by the Committee.

          (iii) Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period, as specified by the Committee. A performance goal shall be established not later than the earlier of (A) 90 days after the beginning of any performance period applicable to such Performance Award or (B) the date on which 25% of such performance period has elapsed.

          (iv) The Committee may, in its discretion, reduce the number of shares of Common Stock otherwise issued or vesting in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to the Participant in respect of a Performance Award.

          (v) In all cases, the maximum Performance Award of any Participant shall be subject to the limitation set forth in Section IV.E. of Article One.

          (vi) The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, the authorization of Performance Awards and performance goals in recognition of unusual, nonrecurring or non-operational events, including without limitation stock splits, stock dividends, mergers, consolidations, large, special and non-recurring dividends, the effects of currency fluctuations, litigation or claim judgments or settlements, accruals for reorganization and restructuring programs, asset write-downs, acquisitions and dispositions of businesses and assets, and any or all items that are excluded from the calculation of non-GAAP earnings as reflected in any Corporation press release and Form 8-K filing relating to an earnings announcement, affecting the Corporation and its Subsidiaries or any business unit thereof, or the financial statements of the Corporation or any Subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Corporation, any Subsidiary or affiliate or business unit thereof, performance of comparable organizations, economic and business conditions, and any other circumstances deemed relevant; provided, however, that no such adjustment shall be authorized or made if and to the extent that the existence or exercise of such authority would cause a Performance Award to fail to qualify as "performance-based compensation" under Section 162(m) of the Code.

          2. Determinations by the Committee as to the establishment of performance goals for Performance Awards, the amount potentially payable in respect of Performance Awards, the level of actual achievement of the specified performance goals relating to Performance Awards and the amount of any final Performance Award shall be recorded in writing. Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under Section 162(m) of the Code, prior to issuance or vesting of each such Performance Award, that the performance objective relating to the Performance Award and other material terms of the Performance Award upon which issuance or vesting of the Performance Award was conditioned have been satisfied.

     II.  CORPORATE TRANSACTION

          Upon the occurrence of a Corporate Transaction, all outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full.

     III. SHARE ESCROW/LEGENDS

          Unvested shares may, in the Committee's discretion, be held by a custodian designated by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                             ARTICLE FOUR
                             MISCELLANEOUS
                             .............
     I.   FINANCING

          The Committee may permit any Optionee or Participant to pay the option exercise price under the Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Committee in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares (less the par value of those shares) plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

     II.  EFFECTIVE DATE AND TERM OF PLAN

          A. The Plan shall become effective when adopted by the Board, but no option granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, then all options previously granted under the Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan. Subject to such limitation, the Committee may grant options and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

          B. The Plan shall terminate upon the earliest of (i) the expiration of the ten (10)-year period measured from the date the Plan is adopted by the Board, (ii) the date on which all shares available for issuance under the Plan shall have been issued as vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. All options and unvested stock issuances outstanding at that time under the Plan shall continue to have full force and effect in accordance with the provisions of the documents evidencing such options or issuances.

          C. The Corporation intends that the Plan will be submitted for reapproval by the Corporation's stockholders no later than the first meeting of stockholders that occurs in the fifth year following the year in which the Corporation's stockholders previously approved the Plan.

     III. AMENDMENT OF THE PLAN

          A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to Section 162(m) or 422 of the Code or pursuant to other applicable laws and regulations or the rules of any stock exchange on which the shares of Common Stock may be listed or quoted.

          B. Options may be granted under the Option Grant Program and shares may be issued under the Stock Issuance Program which are in each instance in excess of the number of shares of Common Stock then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held by a custodian designated by the Corporation until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess shares are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held by a custodian designated by the Corporation, together with interest (at the applicable Short Term Federal
Rate) for the period the shares were held by the custodian, and such shares shall thereupon be automatically canceled and cease to be outstanding.

     IV.  USE OF PROCEEDS

          Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

     V.   WITHHOLDING

          The Corporation's obligation to deliver shares of Common Stock upon the exercise of any options or upon the vesting of any shares issued under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

      VI. REGULATORY APPROVALS

          The implementation of the Plan, the granting of any options under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.

     VII. NO EMPLOYMENT OR SERVICE RIGHTS

          Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

     VIII. FINANCIAL REPORTS

           The Corporation shall deliver a balance sheet and an income statement at least annually to each individual holding an outstanding option under the Plan, unless such individual is a key Employee whose duties in connection with the Corporation (or any Parent or Subsidiary) assure such individual access to equivalent information.

     IX.   GOVERNING LAW

           The validity, construction, and effect of the Plan and any rules and regulations or documents hereunder shall be determined in accordance with the laws (including those governing contracts) of Delaware, without giving effect to principles of conflicts of laws.

                               APPENDIX
                               ........

     The following definitions shall be in effect under the Plan:

     A.  Board shall mean the Corporation's Board of Directors.
         .....

     B.  Code shall mean the Internal Revenue Code of 1986, as amended.
         ....

     C.  Committee shall mean the Compensation Committee of the Board.
         .........
The Committee shall have at least two members, each of whom shall be a "non-employee director" as defined in Rule 16b-3 under the Exchange Act and an "outside director" as defined in Section 162(m) of the Code and the regulations thereunder, and, if applicable, meet the independence requirements of the applicable stock exchange, quotation system or other self-regulatory organization on which the shares of Common Stock are traded. However, no act of the Committee shall be void or deemed to be without authority due to the failure of a member to meet any qualification requirement at the time the action is taken.

     D.  Common Stock shall mean the Corporation's common stock.
         ............

     E.  Corporate Transaction shall mean either of the following
         .....................
stockholder-approved transactions to which the Corporation is a party:

         (a) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

         (b) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

     F.  Corporation shall mean Excel Technology, Inc, a Delaware
         ...........
corporation.

     G.  Disability shall mean the inability of the Optionee or the
         ..........
Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Committee on the basis of such medical evidence as the Committee deems warranted under the circumstances.

     H.  Employee shall mean an individual who is in the employ of the
         ........
Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     I.  Exercise Date shall mean the date on which the Corporation shall
         .............
have received written notice of the option exercise.

     J.  Fair Market Value per share of Common Stock on any relevant date
         .................
shall be determined by the Committee in accordance with the following provisions:

         (a) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

         (b) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Committee to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

         (c) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Committee after taking into account such factors as the Committee shall deem appropriate.

     K.  Incentive Option shall mean an option which satisfies the
         ................
requirements of Code Section 422.

     L.  Misconduct shall mean the commission of any act of fraud,
         ..........
embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

     M.  1934 Act shall mean the Securities Exchange Act of 1934, as
         ........
amended.

     N.  Non-Statutory Option shall mean an option not intended to
         ....................
satisfy the requirements of Code Section 422.

     O.  Option Grant Program shall mean the option grant program in
         ....................
effect under the Plan.

     P.  Optionee shall mean any person to whom an option is granted
         ........
under the Plan.

     Q.  Parent shall mean any corporation (other than the Corporation)
         ......
in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     R.  Participant shall mean any person who is issued shares of Common
         ...........
Stock under the Stock Issuance Program.

     S.  Performance Award shall mean a Performance Award as that term is
         .................
defined in Section I.C.1. of Article Three.

     T.  Plan shall mean the Corporation's 2006 Stock Option/Stock
         ....
Issuance Plan, as set forth in this document.

      U. Service shall mean the provision of services to the Corporation
         .......
(or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

     V.  Stock Exchange shall mean either the American Stock Exchange or
         ..............
the New York Stock Exchange or the Nasdaq Stock Market LLC.

     W.  Stock Issuance Agreement shall mean the agreement entered into
         ........................
by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

     X.  Stock Issuance Program shall mean the stock issuance program in
         ......................
effect under the Plan.

     Y.  Subsidiary shall mean any corporation (other than the
         ..........
Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     Z.  10% Stockholder shall mean the owner of stock (as determined
         ...............
under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).




Exhibit B

                         EXCEL TECHNOLOGY, INC.
         ANNUAL INCENTIVE COMPENSATION PLAN FOR KEY EXECUTIVES

SECTION 1.  Purpose.

            Excel Technology, Inc. (the "Company") has established this Annual Incentive Compensation Plan for Key Executives (the "Plan") in order to provide the Company with an additional means to attract and retain executive officers by providing them with an opportunity to earn incentive compensation each year, contingent on the achievement of certain performance goals, as an incentive and reward for their contributions to the growth, profitability and success of the Company from year to year.

            The Company intends that compensation payable under the Plan will constitute qualified performance-based compensation under Section 162(m) of the Code (as hereinafter defined). The Plan shall be interpreted and construed in a manner consistent with such intent.

SECTION 2.  Definitions.

            2.1 "Award" means the amount of incentive compensation to which a Participant is entitled for each Performance Period as determined by the Committee pursuant to Sections 4 and 5 of the Plan.

            2.2  "Board" means the Company's Board of Directors.

            2.3 "Code" means the Internal Revenue Code of 1986, as amended, including applicable regulations thereunder.

            2.4 "Committee" means the Compensation Committee of the Board, which shall be comprised solely of at least two persons who, to the extent required to satisfy the exception for performance-based compensation under Section 162(m) of the Code, are "outside directors" within the meaning of such section. However, no act of the Committee shall be void or deemed to be without authority due to the failure of a member to meet any qualification requirement at the time the action is taken.

            2.5 "Determination Date" means the date on which on the performance goals with respect to an Award for a Performance Period shall be established, which shall not be later than the earlier of (i) 90 days after the commencement of the Performance Period or (ii) the expiration of 25 percent of the Performance Period.

            2.6 "Eligible Employee" means any executive officer (as that term is defined in Rule 3b-7 under the Securities Exchange Act of 1934, as amended) or other key executive of the Company or its subsidiaries.

            2.7 "Participant" means an Eligible Employee who has been selected by the Committee to potentially receive an Award for a given Performance Period, subject to achievement of one or more performance goals and satisfaction of other conditions under the Plan or specified by the Committee. The Eligible Employees selected by the Committee as Participants shall be those Eligible Employees who are expected to be "covered employees" for purposes of Section 162(m) of the Code at the time the Award is to be paid.

            2.8 "Performance Period" shall mean the Plan Year, the calendar quarter or such other period as may be established by the Committee with respect to an Award.

            2.9  "Plan Year" means the fiscal year of the Company.

SECTION 3.  Administration.

            The Plan shall be administered by the Committee. The Committee shall have the authority to establish each Performance Period and the performance goals for the awarding of Awards for each Performance Period; to determine the Participants for each Performance Period; to determine whether performance goals for each Performance Period have been achieved; to authorize payment of Awards under the Plan, including determining the form and timing of payment and any conditions (such as further service requirements) that will apply to such payment; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; and to interpret the terms and provisions of the Plan. All determinations made by the Committee with respect to the Plan and Awards thereunder shall be final and binding on all persons, including the Company and all Eligible Employees.

SECTION 4.  Determination of Awards.

            On the Determination Date with respect to each Performance Period, the Committee shall determine the Participants who shall have an opportunity to receive an Award for that Performance Period, the performance goal or goals applicable with respect to each Participant, the terms and conditions of each Award, and the amount (if any) that each Participant shall have the opportunity to receive under the Award based on the actual level of performance measured against the performance goal or goals. The terms of each Award shall include minimum and target thresholds, and a mathematical formula or matrix that shall contain weighting for each performance goal and indicate the extent to which Awards will be paid if the Participant's performance thresholds with respect to his or her performance goals are achieved or exceeded. The entitlement of a Participant to payment under an Award shall be contingent on the attainment of one or more objective performance goals established by the Committee in writing on the Determination Date. The outcome with respect to such performance goal or goals must be substantially uncertain on the Determination Date. The amount that may be paid to a Participant with respect to any Award or Awards under this Plan during any calendar year shall in no event exceed $3,000,000 in the aggregate. Performance goals may vary as among Participants and shall be based upon one or more of the following criteria, as the Committee may deem appropriate: appreciation in value of the Company's common stock; total shareholder return; pretax earnings; return on capital, equity or assets; earnings measures/ratios (on a gross, net, pretax or posttax basis), including basic earnings per share, diluted earnings per share, total earnings, operating earnings, earnings growth, earnings before interest and taxes, and earnings before interest, taxes, depreciation and amortization; operating income; net income; pro forma net income; economic value created or economic profit; operating profit; sales; sales growth; gross margin; direct margin; book value; revenues; expenses (including expense ratio); loss ratio; new business production; capital markets and/or acquisition transactions; investment programs initiated; per period or cumulative cash flow (including but not limited to operating cash flow and free cash flow); cash flow return on investment; operating margin; net profit margin; inventory turns; financial return ratios; market share; balance sheet measurements such as receivable turnover; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; debt reduction; strategic innovation; strategic plan development and implementation; customer or employee satisfaction; improvements in productivity; and any combination of the foregoing. Performance goals may be expressed as absolute or relative goals, goals compared to past performance, goals compared to the performance of a published or special index or benchmark deemed applicable by the Committee, goals compared to the performance of peer companies, or otherwise as determined by the Committee. The performance goals may be determined by reference to the performance of the Company and/or a subsidiary or affiliate of the Company, or of a division or unit of any of the foregoing. So long as an Award is fully contingent upon a measure of performance as specified in this Section 4, the Committee may consider other measures of performance or other circumstances in its exercise of discretion ("negative discretion") to reduce the final Award.
 The Committee may specify at the time an Award opportunity is authorized or at any other time such other performance measures or other terms upon which it will exercise negative discretion. In no event may the Committee exercise discretion to increase the amount otherwise payable to a Participant under the terms of an Award.

SECTION 5.  Payment of Award.

            An Award (if any) earned by a Participant for a Performance Period shall be paid on such date following the end of such Performance Period as the Commitee shall determine but in no event later than two and one-half months following the end of the calendar year in which the Performance Period ends; provided, however, that the Committee shall have first certified in writing (i) that the applicable performance goal or goals with respect to such Participant for such Performance Period were satisfied and the level of the attainment of such goal or goals, (ii) that all other material terms upon which payment of the Award is conditioned were satisfied and (iii) the amount of each Participant's Award. The Committee, unless it determines otherwise, may exercise negative discretion to reduce the amount that would otherwise be payable under an Award by reason of the applicable performance goal's having been achieved. Payments shall be made in cash. In order to be entitled to receive the amount earned under an Award for a Performance Period, the Participant must be in the employ of the Company on the last day of the Performance Period; provided, however, that, notwithstanding anything in this Plan to the contrary, the Committee may determine, by separate agreement with any Participant or otherwise, that all or a portion of an Award for a Performance Period shall be payable to the Participant in the event of the Participant's death, disability or termination of employment with the Company or its subsidiaries, or in the event of a change of control of the Company, during the Performance Period.

SECTION 6.  Non-transferability.

            No Award or rights under this Plan may be transferred or assigned other than by will or by the laws of descent and distribution.

SECTION 7.  Amendments and Termination.

            The Board may terminate the Plan at any time and may amend it from time to time, provided, however, that no termination or amendment of the Plan shall materially and adversely affect the rights of a Participant or a beneficiary with respect to a previously certified Award except with the written consent of such Participant or beneficiary. Amendments to the Plan may be made without shareholder approval except as required to satisfy Section 162(m) of the Code.

SECTION 8.  General Provisions.

            8.1 Nothing set forth in this Plan shall prevent the Board or the Committee from adopting other or additional compensation arrangements.

            8.2 No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board or the Committee and all officers or employees of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

            8.3 The Committee may employ attorneys, consultants, accountants or other persons, and the Committee and the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons.

            8.4 The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, the authorization of Awards and performance goals in recognition of unusual, nonrecurring or non-operational events, including without limitation stock splits, stock dividends, mergers, consolidations, large, special and non-recurring dividends, the effects of currency fluctuations, litigation or claim judgments or settlements, accruals for reorganization and restructuring programs, asset write-downs, acquisitions and dispositions of businesses and assets, and any or all items that are excluded from the calculation of non-GAAP earnings as reflected in any Company press release and Form 8-K filing relating to an earnings announcement, affecting the Company and its subsidiaries or any business unit thereof, or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any subsidiary or affiliate or business unit thereof, performance of comparable organizations, economic and business conditions, and any other circumstances deemed relevant; provided, however, that no such adjustment shall be authorized or made if and to the extent that the existence or exercise of such authority would cause an Award potentially grantable hereunder to fail to qualify as "performance-based compensation" under
Section 162(m) of the Code.

            8.5 The Company shall deduct from any payment in settlement of a Participant's Award or other payment to the Participant any Federal, state, or local withholding or other tax or charge which the Company is then required to deduct under applicable law with respect to the Award.

            8.6 Neither the adoption of this Plan nor the granting of any Award hereunder shall be construed to confer upon any Participant any right to continued employment with the Company or any of its subsidiaries or to interfere in any way with the right of the Company or a subsidiary to terminate the employment of the Participant at any time or for any reason.

            8.7 The validity, construction, and effect of the Plan and any rules and regulations or document hereunder shall be determined in accordance with the laws (including those governing contracts) of Delaware, without giving effect to principles of conflicts of laws.

SECTION 9.  Effective Date of Plan; Shareholder Approval

            The Plan shall become effective as of September 29, 2006; provided, however, that no Award shall be payable under the Plan unless and until it has been approved by the Company's shareholders. The Company intends that the Plan will subsequently be submitted for reapproval of shareholders no later than the first meeting of shareholders that occurs in the fifth year following the year in which shareholders of the Company previously approved the Plan.






























                          [FORM OF PROXY CARD]

                   ANNUAL MEETING OF STOCKHOLDERS OF
                         EXCEL TECHNOLOGY, INC.

                           December 6, 2006

                       Please date, sign and mail
                         your proxy card in the
                           envelope provided
                          as soon as possible.

 Please detach along perforated line and mail in the envelope provided.
.........................................................................

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS
                    AND "FOR" PROPOSALS 2, 3 AND 4.

    PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
    PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE.   [X]

.........................................................................

1.  ELECTION OF DIRECTORS
                               NOMINEES:
    [ ] FOR ALL NOMINEES       ( ) J. Donald Hill
                               ( ) Antoine Dominic
    [ ] WITHHOLD AUTHORITY     ( ) Steven Georgiev
        FOR ALL NOMINEES       ( ) Ira J. Lamel
                               ( ) Donald E. Weeden
    [ ] FOR ALL EXCEPT
        (See instructions below)

INSTRUCTION: to withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: (X)

2. PROPOSAL TO RATIFY THE SELECTION OF KPMG LLP TO SERVE AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING
    DECEMBER 31, 2006.

               [ ]  FOR    [ ]  AGAINST    [ ]  ABSTAIN

3.  PROPOSAL TO RATIFY AND APPROVE THE 2006 STOCK OPTION / STOCK
    ISSUANCE PLAN

               [ ]  FOR    [ ]  AGAINST    [ ]  ABSTAIN

4. PROPOSAL TO RATIFY AND APPROVE THE EXCEL TECHNOLOGY, INC. 2006 ANNUAL INCENTIVE COMPENSATION PLAN FOR KEY EXECUTIVES.

               [ ]  FOR    [ ]  AGAINST    [ ]  ABSTAIN

5. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED FOR ACTION AT THE MEETING OR ANY ADJOURNMENT THEREOF.

               [ ]  FOR    [ ]  AGAINST    [ ]  ABSTAIN

          PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                  PROMPTLY IN THE ENCLOSED ENVELOPE
.........................................................................




To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be
submitted via this method.                                         [ ]
.........................................................................

Signature of Stockholder...........................  Date...............

Signature of Stockholder...........................  Date...............


Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
.........................................................................

                         EXCEL TECHNOLOGY, INC.
                            41 Research Way
                         E. Setauket, NY  11733

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, acknowledging receipt of the proxy statement dated November 8, 2006 of Excel Technology, Inc., hereby appoints Antoine Dominic and J. Donald Hill and each or any of them, attorney, agent and proxy of the undersigned, with full power of substitution to each of them, for and in the name, place and stead of the undersigned, to appear and vote all the shares of stock of Excel Technology, Inc. standing in the name of the undersigned on the books of said corporation on November 8, 2006 at the Annual Meeting of Stockholders of Excel Technology, Inc. to be held at the offices of Excel Technology, Inc., 41 Research Way, East Setauket, NY 11733, on December 6, 2006, at 10:00 A.M., and any adjournment thereof.

     When properly executed, this proxy will be voted as designated by the undersigned. If no choice is specified, the proxy will be voted FOR the following proposals, which are set forth in the Proxy Statement:

           (Continued and to be signed on the reverse side)